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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549



                              Form 8-K/A

                            CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 1999.


                       NORWEST FINANCIAL, INC.
        (Exact name of registrant as specified in its charter)

             Iowa                2-80466            42-1186565
(State or other jurisdiction  (Commission File    (I.R.S. Employer
      of incorporation)          Number)          Identification No.)


206 Eighth Street, Des Moines, Iowa                    50309
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (515) 243-2131












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Item 4.  Change in Registrant's Certifying Accountant.

        (a) Norwest Financial, Inc. (the "Registrant") previously filed a Current Report on Form 8-K dated March 5, 1999 to report, pursuant to Item 4 (Change in Registrant's Certifying Accountant), that the Board of Directors of the Registrant dismissed Deloitte & Touche LLP (subject to the completion of the Registrant's and related entities' audits for the year ended December 31, 1998) and approved the selection of KPMG Peat Marwick LLP as the Registrant's independent accountants for the year ending December 31, 1999. Such Form 8-K Current Report also placed on file a copy of the March 5, 1999 letter of Deloitte & Touche LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K. The Registrant's audit for the year ended December 31, 1998 was subsequently completed by Deloitte & Touche LLP. This Current Report on Form 8-K/A is being filed to update the disclosures required by Item 304 of Regulation S-K (as set forth in the previously filed Form 8-K Current Report) through the completion of the 1998 audit.

             The firm of Deloitte and Touche LLP served as the Registrant's independent accountants for the years ended December 31, 1998 and 1997, and Deloitte & Touche LLP issued an unqualified opinion on the Registrant's consolidated financial statements as of and for the years ended December 31, 1998 and 1997.

        (b) There were no disagreements with Deloitte & Touche LLP within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Registrant's financial statements for the years ended December 31, 1998 and 1997, which disagreements if not resolved to its satisfaction would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its reports.

       (c)   As reported in the previously filed Form 8-K Current
             Report, during the two most recent fiscal years and through March 5, 1999, the Registrant had not consulted with KPMG Peat Marwick LLP on matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

       (d) Deloitte & Touche LLP has furnished a letter addressed to the Commission stating whether it agrees with the statements contained above. A copy of that letter, dated May 21, 1999, is filed as Exhibit 16 to this Form 8-K/A.

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Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits.

        16 Copy of the letter of Deloitte & Touche LLP to the Securities and Exchange Commission included herein pursuant to Item 304(a)(3) of Regulation S-K.


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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         NORWEST FINANCIAL, INC.

                         By:  \S\  Eric Torkelson
                          Eric Torkelson
                         Senior Vice President and Controller


Date:  May 25, 1999


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                         INDEX TO EXHIBITS


EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

     16 Copy of Letter of Deloitte & Touche LLP to Securities and Exchange Commission Pursuant to
                         Item 304(a) of Regulation S-K